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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 15, 1999
                        (Date of earliest event reported)



                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-13990                  54-1589611
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

              101 Gateway Centre Parkway
                  Richmond, Virginia                      23235-5153
       (Address of Principal Executive Offices)           (Zip Code)



               Registrant's telephone number, including area code:
                                 (804) 267-8000



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Item 5.      Other Events.

         On September 15, 1999, the Registrant announced the election of G. William Evans as Executive Vice President and Chief Financial Officer of the Registrant. The appointment was effective as of that date. Mr. Evans replaced Jeffrey A. Tischler who resigned to pursue other interests. A copy of the press release issued by the Registrant on September 15, 1999 announcing the election of Mr. Evans and the departure of Mr. Tischler is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

         In connection with Mr. Tischler's departure, the Registrant and Mr. Tischler entered into an Employee Severance and Release Agreement, dated September 15, 1999, that provides for (i) severance payments of $225,000 to be made by the Registrant to Mr. Tischler, (ii) payment of up to $27,500 in expenses incurred or expected to be incurred by Mr. Tischler, (iii) Mr. Tischler's resignation from all positions with the Registrant and its subsidiaries, (iv) accelerated vesting of options and restricted stock held by Mr. Tischler, (v) payments to Mr. Tischler in the event of a change of control of the Registrant, and (vi) a release of claims by Mr. Tischler. The Employee Severance and Release Agreement also contains restrictive covenants relating to confidentiality, non-competition and non-interference that govern the post-employment relationship between the Registrant and Mr. Tischler. In addition, the Registrant and Mr. Tischler entered into a Release Agreement, dated September 15, 1999, that provides for a severance payment of $75,000 to Mr. Tischler for relocation expenses and a release of claims by Mr. Tischler. The foregoing agreements are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             Exhibit No.            Description

             10.1                   Employee  Severance  and Release  Agreement,
                                    dated   September  15,  1999,   between  the
                                    Registrant and Jeffrey A. Tischler.

             10.2                   Release Agreement, dated September 15, 1999,
                                    between  the   Registrant   and  Jeffrey  A.
                                    Tischler.

             99 Press release issued by the Registrant on September 15, 1999.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LANDAMERICA FINANCIAL GROUP, INC.



Dated:  September 20, 1999         By: /s/ Russell W. Jordan, III
                                       -----------------------------------------
                                       Russell W. Jordan, III
                                       Senior Vice President and General Counsel




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                                INDEX TO EXHIBITS


Exhibit No.          Description

10.1 Employee Severance and Release Agreement, dated September 15, 1999, between the Registrant and Jeffrey A. Tischler.

10.2 Release Agreement, dated September 15, 1999, between the Registrant and Jeffrey A. Tischler.

99 Press release issued by the Registrant on September 15, 1999.